ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20090789678-86
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/12/2009 8:15 AM
	Entity Number C22631-1998

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Skystar Bio-Pharmaceutical Company

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

70,000,000 shares of capital stock authorized, of which 20,000,000 shares are common stock, $0.001 par value, and 50,000,000 shares are preferred stock, $0.001 par value

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

90,000,000 shares of capital stock authorized, of which 40,000,000 shares shall be common stock, $0.001 par value, and 50,000,000 shares shall be preferred stock, $0.001 par value

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

2 for 1: each 1 issued and outstanding share of common stock, $0.001 par value, shall be converted into 2 shares of common stock, $0.001 par value

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares will be rounded up to the nearest whole share. The percentage of outstanding shares that will be affected is 0%.

7. Effective date of filing: (optional) November 16, 2007

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

Chief Financial Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the office of	Document Number 20090792754-85
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/13/2009 11:43 AM
	Entity Number C22631-1998

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Skystar Bio-Pharmaceutical Company

2. Description of the original document for which correction is being made:

Certificate of Change Pursuant to NRS 78.209

3. Filing date of the original document for which correction is being made: November 12, 2009

4. Description of the inaccuracy or defect.

Section 7 of the Certificate of Change Pursuant to NRS 78.209 indicates the effective date of filing as November 16, 2007 due to a typographical error.

5. Correction of the inaccuracy or defect.

The effective date of filing of the Certificate of Change Pursuant to NRS 78.209 is November 16, 2009.

6. Signature:

X

Authorized Signature	Title *	Date
	Chief Financial Officer	November 13, 2009

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.